SUPPLEMENT DATED MARCH 25, 2022

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2021

FOR PACIFIC DYNAMIX – MODERATE GROWTH PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2021 for Pacific Dynamix – Moderate Growth Portfolio (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Risks from Holdings in Pacific Dynamix Underlying Funds subsection, High Yield/High Risk or “Junk” Securities Risk is removed.